                                                                    EXHIBIT 99.1


(NORTHERN BORDER                     News
PARTNERS, L.P. LOGO)                 Release  13710 FNB Parkway
                                              Omaha, Nebraska 68154-5200

                                     For Further Information
                                     Contact:

                                     Media Contact:
                                     Beth Jensen
                                     (402) 492-3400

                                     Investor Contact:
                                     Ellen Konsdorf
                                     (402) 492-7500

NORTHERN BORDER PARTNERS REPORTS INCREASED
FIRST QUARTER RESULTS

FOR IMMEDIATE RELEASE:  Tuesday, April 22, 2003

         OMAHA - Northern Border Partners, L.P. (NYSE - NBP) reports first quarter 2003 net income of $32.7 million or $0.69 per unit compared to $28.0 million or $0.62 per unit in the first quarter 2002. Earnings before interest, taxes, depreciation and amortization (EBITDA) increased from $79.0 million in the first quarter of 2002 to $86.9 million in the first quarter 2003.

         First quarter 2003 net income reflects a charge of approximately $600,000 or $0.01 per unit for the cumulative effect of the Partnership's required implementation of Statement of Financial Accounting Standards (SFAS) No. 143 "Accounting for Asset Retirement Obligations". SFAS No. 143 requires entities to record on a present value basis, a liability for asset retirement obligations, if the liability can be reasonably estimated.

         First quarter 2003 earnings also includes $2.9 million ($0.07 per unit) resulting from a retroactive cash distribution and special income allocation for the prior year from the Partnership's interest in a Powder River Basin gathering system. This distribution, determined in accordance with a joint venture agreement, was based on the number of wells connected to the gathering system in the preceding year. If certain targets are not met, Northern Border Partners receives a disproportionate share of cash distributions.

         Delivered volumes in the Partnership's interstate natural gas pipelines segment increased during first quarter 2003 to 280 billion cubic feet (Bcf) from 226 Bcf for the first quarter of 2002. Average gathering volumes increased to 1,153 million cubic feet per day (MMcf/d) during the first quarter 2003 compared to 995 MMcf/d for the first quarter 2002. Processing volumes were 130 MMcf/d for the first quarter of 2003 compared to 126 MMcf/d for the first quarter 2002.

         "Overall earnings and cash flow were up for the quarter, compared to the same time period a year ago," said Bill Cordes, chairman and chief executive officer of Northern Border Partners. "The interstate pipelines' results include Viking Gas Transmission for the first time following our acquisition of this system early this year. Strong commodity prices and the Powder River Basin special income allocation were the primary drivers for the gathering and processing segment's higher results."

         The Partnership reiterated that for the full year 2003, it expects earnings per unit in the range of $2.55 to $2.65 per unit.

         Northern Border Partners will host a conference call to review first quarter 2003 results on Tuesday, April 22, 2003 at 10:00 a.m. Eastern time. Interested parties may listen via the Internet live or on a replay basis through the Partnership's website at http://www.northernborderpartners.com. The call will also be archived through June 30, 2003 on Northern Border Partners' website.

         A replay of the call will be available through April 29, 2003 by dialing, toll free in the United States and Canada, 800-642-1687 and entering the conference ID number 9543009.

         The Partnership has disclosed EBITDA amounts in this press release. These amounts are non-GAAP financial measures. Management believes EBITDA provides useful information to investors as a measure of comparability to peer companies. However, EBITDA calculations may vary slightly from company to company, so the Partnership's computation of EBITDA may not be comparable to other companies. Management further uses EBITDA to compare the financial performance of its segments and to internally manage those business segments. On a consolidated basis, EBITDA is reconciled to cash flows from operating activities determined under GAAP. For segment information of this press release, EBITDA is reconciled to net income rather than to cash flows from operating activities, since the Partnership does not determine segment cash flows from operating activities due to its inter-company cash management activity.

         Northern Border Partners, L.P., a leading transporter of natural gas, owns interests in four interstate natural gas pipeline systems: a 70 percent general partner interest in Northern Border Pipeline Company; Midwestern Gas Transmission Company; Viking Gas Transmission Company; and one-third interest in Guardian Pipeline, L.L.C. The Partnership also has gathering systems and processing plants in the Powder River, Wind River and Williston Basins in the U.S.; owns and operates processing plants and gathering pipelines in Alberta, Canada; and transports coal-water slurry via a pipeline in the southwestern U.S. Northern Border Partners, L.P. information may be found at http://www.northernborderpartners.com.

This press release includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although Northern Border Partners, L.P. believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements include natural gas development in the Powder River, Wind River, Williston and Western Canadian Sedimentary Basins; regulatory actions and receipt of expected regulatory clearances; competitive conditions in the overall natural gas and electricity markets; our ability to market pipeline capacity on favorable terms; prices of natural gas and natural gas liquids; developments in the voluntary petition for bankruptcy including Enron's announced intention to form PipeCo of which Northern Plains and Pan Border would be a part; potential regulation under Public Utilities Holding Company Act; and conditions in the capital markets and our ability to access the capital markets.


                                     ######

                         NORTHERN BORDER PARTNERS, L.P.

                              FINANCIAL HIGHLIGHTS
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                                         FIRST QUARTER
                                                                                       2003          2002
                                                                                     --------      --------
Operating Revenue                                                                    $  141.3      $  118.0
Net Income Before Cumulative Effect of Change in Accounting Principle                $   33.3      $   28.0
Net Income                                                                           $   32.7      $   28.0
Per Unit Net Income (before cumulative effect of change in accounting principle)     $   0.70      $   0.62
Per Unit Net Income                                                                  $   0.69      $   0.62
Cash Flows From Operating Activities                                                 $   56.8      $   56.6
EBITDA (1)                                                                           $   86.9      $   79.0

                        CONSOLIDATED STATEMENT OF INCOME
               (Unaudited: In Millions Except Net Income Per Unit)

                                                                                         FIRST QUARTER
                                                                                       2003          2002
                                                                                     --------      --------
Operating Revenue                                                                    $  141.3      $  118.0
                                                                                     --------      --------
Operating Expenses
         Product Purchases                                                               21.1          10.7
         Operations and Maintenance                                                      31.2          24.9
         Depreciation and Amortization                                                   20.3          18.4
         Taxes Other Than Income                                                          9.6           7.5
                                                                                     --------      --------
         Total Operating Expenses                                                        82.2          61.5
                                                                                     --------      --------
Operating Income                                                                         59.1          56.5

Interest Expense, Net                                                                   (20.5)        (21.0)
Other Income (Expense)                                                                   (2.0)          0.6
Equity Earnings from Investments                                                          7.7           3.2
Minority Interest                                                                       (11.0)        (11.3)
                                                                                     --------      --------
Net Income Before Cumulative Effect of Change in Accounting Principle                    33.3          28.0
Cumulative Effect of Change in Accounting Principle, net of tax                          (0.6)          0.0
                                                                                     --------      --------
Net Income                                                                           $   32.7      $   28.0
                                                                                     ========      ========
Per Unit Net Income (before cumulative effect of change in accounting principle)     $   0.70      $   0.62
                                                                                     ========      ========
Per Unit Net Income                                                                  $   0.69      $   0.62
                                                                                     ========      ========
Average Units Outstanding                                                                43.8          41.6
                                                                                     ========      ========
RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                           $   86.9      $   79.0
         Minority Interest                                                              (11.0)        (11.3)
         Interest Expense, Net                                                          (20.5)        (21.0)
         Depreciation and Amortization                                                  (20.3)        (18.4)
         Income taxes (included in Other Income (Expense))                               (1.9)         (0.3)
         Equity AFUDC (included in Other Income (Expense))                                0.1           0.0
         Cumulative Effect of Change in Accounting Principle, net of tax                 (0.6)          0.0
                                                                                     --------      --------
Net Income                                                                           $   32.7      $   28.0
                                                                                     ========      ========
RECONCILIATION OF EBITDA (1) TO CASH FLOWS FROM OPERATING ACTIVITIES

EBITDA (1)                                                                           $   86.9      $   79.0
         Interest Expense, Net                                                          (20.5)        (21.0)
         Changes in Current Assets and Liabilities                                        1.4          (1.0)
         Equity Earnings from Investments                                                (7.7)         (3.2)
         Distributions Received from Equity Investments                                   7.2           2.8
         Changes in Reserves and Deferred Credits                                        (9.4)         (0.2)
         Other                                                                           (1.1)          0.2
                                                                                     --------      --------
Cash Flows From Operating Activities                                                 $   56.8      $   56.6
                                                                                     ========      ========

                         NORTHERN BORDER PARTNERS, L.P.

                           OTHER FINANCIAL INFORMATION
                            (Unaudited: In Millions)

                                                                             MARCH 31,  DECEMBER 31,
                                                                               2003         2002
                                                                             --------     --------
SUMMARY BALANCE SHEET DATA
Total assets by segment:
         Interstate Natural Gas Pipelines                                    $2,012.9     $1,853.8
         Natural Gas Gathering and Processing                                   832.9        823.9
         Coal Slurry Pipeline                                                    21.6         20.4
         Other (assets not allocated to segments)                                20.8         27.4
                                                                             --------     --------
              Total consolidated assets                                      $2,888.2     $2,725.5
                                                                             ========     ========
Consolidated capitalization:
         Long-term debt, including current maturities                        $1,553.9     $1,403.7
         Partners' capital                                                      931.5        936.5
         Minority interests in partners' equity                                 241.3        243.0
         Accumulated other comprehensive income                                   8.6          7.5
                                                                             --------     --------
             Total capitalization                                             2,735.3      2,590.7

Consolidated other current liabilities and reserves and deferred credits        152.9        134.8
                                                                             --------     --------
             Total liabilities and capitalization                            $2,888.2     $2,725.5
                                                                             ========     ========

                                                                                 FIRST QUARTER
                                                                               2003         2002
                                                                             --------     --------
CAPITAL EXPENDITURES AND EQUITY INVESTMENTS (2)
         Maintenance -
             Interstate Natural Gas Pipelines                                $    1.7     $    2.3
             Natural Gas Gathering and Processing                                 0.6          1.0
             Coal Slurry Pipeline                                                 0.5          0.4
                                                                             --------     --------
                                                                                  2.8          3.7
                                                                             --------     --------
         Growth -
             Interstate Natural Gas Pipelines                                   121.0          1.1
             Natural Gas Gathering and Processing                                 1.3         16.4
             Coal Slurry Pipeline                                                 0.0          0.0
                                                                             --------     --------
                                                                                122.3         17.5
                                                                             --------     --------
         Total                                                               $  125.1     $   21.2
                                                                             ========     ========

(1) EBITDA is computed from (a) net income plus (b) the cumulative effect of change in accounting principle; (c) minority interest; (d) interest expense, net; (e) income taxes; and (f) depreciation and amortization less
      (g) equity AFUDC.

(2) Interstate Natural Gas Pipelines' capital expenditures reflect the Partnership's 70% ownership of Northern Border Pipeline. Management classifies expenditures that are expected to generate additional revenues or significant operating efficiency as growth capital expenditures and equity investments. Any remaining capital expenditures are classified as maintenance.

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                                        FIRST QUARTER
                                                                                     2003            2002
                                                                                  ----------      ----------
INTERSTATE NATURAL GAS PIPELINES SEGMENT

Operating Results:
         Gas Delivered (MMcf)                                                        280,175         226,290
         Average Throughput (MMcf/d)                                                   3,311           2,580

Financial Results  (In Millions):
Operating Revenue                                                                 $     93.3      $     82.2
                                                                                  ----------      ----------
Operating Expenses
         Operations and Maintenance                                                     13.8             8.3
         Depreciation and Amortization                                                  16.5            15.0
         Taxes Other Than Income                                                         8.7             6.8
                                                                                  ----------      ----------
         Total Operating Expenses                                                       39.0            30.1
                                                                                  ----------      ----------
Operating Income                                                                        54.3            52.1

Interest Expense, Net                                                                  (12.4)          (13.0)
Other Income (Expense)                                                                  (1.4)            0.6
Equity Earnings from Investments                                                         0.4             0.0
                                                                                  ----------      ----------
Net Income                                                                              40.9            39.7
Net income to Minority Interest                                                        (11.0)          (11.3)
                                                                                  ----------      ----------
Net Income to Northern Border Partners                                            $     29.9      $     28.4
                                                                                  ==========      ==========
EBITDA (1)                                                                        $     71.4      $     67.9
                                                                                  ==========      ==========
Distributions from Northern Border Pipeline:
   Paid to Northern Border Partners                                               $     29.3      $     27.4
   Paid to Minority Interest                                                      $     12.5      $     11.8
                                                                                  ----------      ----------
         Total Distributions                                                      $     41.8      $     39.2
                                                                                  ==========      ==========

Note: Beginning in January 2003, the Interstate Natural Gas Pipelines segment information includes the operating results for Viking Gas Transmission

RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                        $     71.4      $     67.9
         Minority Interest                                                             (11.0)          (11.3)
         Interest Expense, Net                                                         (12.4)          (13.0)
         Depreciation and Amortization                                                 (16.5)          (15.0)
         Income taxes (included in Other Income (Expense))                              (1.7)           (0.2)
         Equity AFUDC (included in Other Income (Expense))                               0.1             0.0
                                                                                  ----------      ----------
Net Income                                                                        $     29.9      $     28.4
                                                                                  ==========      ==========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                              FIRST QUARTER
                                                                            2003          2002
                                                                          --------      --------
NATURAL GAS GATHERING AND PROCESSING SEGMENT

Operating Results:
         Volumes (MMcf/d):
              Gathering                                                      1,153           995
              Processing                                                       130           126

Financial Results  (In Millions):
Operating Revenue                                                         $   42.6      $   30.6
                                                                          --------      --------
Operating Expenses
         Product Purchases                                                    21.1          10.7
         Operations and Maintenance                                           12.0          10.9
         Depreciation and Amortization                                         3.4           3.0
         Taxes Other Than Income                                               0.8           0.6
                                                                          --------      --------
         Total Operating Expenses                                             37.3          25.2
                                                                          --------      --------
Operating Income                                                               5.3           5.4

Interest Expense, Net                                                         (0.2)         (0.2)
Other Income (Expense)                                                        (0.2)          0.0
Equity Earnings from Investments                                               7.3           3.2
                                                                          --------      --------
Net Income Before Cumulative Effect of Change in Accounting Principle         12.2           8.4
Cumulative Effect of Change in Accounting Principle, net of tax               (0.2)          0.0
                                                                          --------      --------
Net Income                                                                $   12.0      $    8.4
                                                                          ========      ========
EBITDA (1)                                                                $   15.8      $   11.7
                                                                          ========      ========
Distributions Received from Equity Investments                            $    7.2      $    2.8
                                                                          ========      ========
RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                $   15.8      $   11.7
         Interest Expense, Net                                                (0.2)         (0.2)
         Depreciation and Amortization                                        (3.4)         (3.0)
         Income taxes (included in Other Income (Expense))                     0.0          (0.1)
         Cumulative Effect of Change in Accounting Principle, net of tax      (0.2)          0.0
                                                                          --------      --------
Net Income                                                                $   12.0      $    8.4
                                                                          ========      ========

                           SUMMARY SEGMENT INFORMATION
                                   (Unaudited)

                                                                              FIRST QUARTER
                                                                            2003          2002
                                                                          --------      --------
COAL SLURRY PIPELINE SEGMENT

Operating Results:
         Tons of Coal Shipped (In Thousands)                                 1,129           949

Financial Results  (In Millions):
Operating Revenue                                                         $    5.4      $    5.2
                                                                          --------      --------
Operating Expenses
         Operations and Maintenance                                            3.6           4.3
         Depreciation and Amortization                                         0.4           0.4
         Taxes Other Than Income                                               0.2           0.1
                                                                          --------      --------
         Total Operating Expenses                                              4.2           4.8
                                                                          --------      --------
Operating Income                                                               1.2           0.4

Other Expense                                                                 (0.2)         (0.1)
                                                                          --------      --------
Net Income Before Cumulative Effect of Change in Accounting Principle          1.0           0.3
Cumulative Effect of Change in Accounting Principle, net of tax               (0.4)          0.0
                                                                          --------      --------
Net Income                                                                $    0.6      $    0.3
                                                                          ========      ========
EBITDA (1)                                                                $    1.6      $    0.8
                                                                          ========      ========
RECONCILIATION OF EBITDA (1) TO NET INCOME

EBITDA (1)                                                                $    1.6      $    0.8
         Depreciation and Amortization                                        (0.4)         (0.4)
         Income taxes (included in Other Expense)                             (0.2)         (0.1)
         Cumulative Effect of Change in Accounting Principle, net of tax      (0.4)          0.0
                                                                          --------      --------
Net Income                                                                $    0.6      $    0.3
                                                                          ========      ========
